EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, being a member of the board of directors of UnionBanCal Corporation, a Delaware corporation, hereby severally constitutes and appoints Norimichi Kanari, Takaharu Saegusa, David I. Matson, John H. McGuckin, Jr., and Morris W. Hirsch, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead and in the capacities indicated below, with full powers to each of them to sign for us:

     1. The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 333-27987) and any and all amendments to this Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney;

     2. The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 333-03042) and any and all amendments to this Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney;

     3. The Registration Statement on Form S-3 filed with the Securities and Exchange Commission (Registration No. 333-03040) and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney;

     4. The Registration Statement on Form S-3 filed with the Securities and Exchange Commission (Registration No. 333-67581) and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney; and

     5. The Registration Statement on Form S-8 filed with the Securities and Exchange Commission (Registration No. 333-103009) and any and all amendments to this Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the


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registration under the Securities Act of 1933, as amended,  of securities of the
Registrant, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitutes, shall do or cause to be done by virtue of this Power of Attorney.

     This Power of Attorney may be executed in counterparts.


                                                    September 30, 2003
----------------------------------------------------
            David R. Andrews, Director


        /S/ L. DALE CRANDALL                        September 30, 2003
----------------------------------------------------
            L. Dale Crandall, Director


       /S/ RICHARD D. FARMAN                        September 30, 2003
----------------------------------------------------
           Richard D. Farman, Director


       /S/ STANLEY F. FARRAR                        September 30, 2003
----------------------------------------------------
           Stanley F. Farrar, Director


     /S/ MICHAEL J. GILLFILLAN                      September 30, 2003
----------------------------------------------------
         Michael J. Gillfillan, Director


      /S/ RICHARD C. HARTNACK                       September 30, 2003
----------------------------------------------------
          Richard C. Hartnack, Director


          /S/ KAORU HAYAMA                          September 30, 2003
----------------------------------------------------
              Kaoru Hayama, Director


        /S/ NORIMICHI KANARI                        September 30, 2003
----------------------------------------------------
            Norimichi Kanari, Director


                                                    September 30, 2003
----------------------------------------------------
              Satoru Kishi, Director


        /S/ MONICA C. LOZANO                        September 30, 2003
----------------------------------------------------
            Monica C. Lozano, Director


          /S/ MARY S. METZ                          September 30, 2003
----------------------------------------------------
              Mary S. Metz, Director


       /S/ TAKAHIRO MORIGUCHI                       September 30, 2003
----------------------------------------------------
           Takahiro Moriguchi, Director

       /S/ J. FERNANDO NIEBLA                       September 30, 2003
----------------------------------------------------
           J. Fernando Niebla, Director


      /S/ CHARLES R. RINEHART                       September 30, 2003
----------------------------------------------------
          Charles R. Rinehart, Director


                                                    September 30, 2003
----------------------------------------------------
           Carl W. Robertson, Director


        /S/ TAKAHARU SAEGUSA                        September 30, 2003
----------------------------------------------------
            Takaharu Saegusa, Director


        /S/ ROBERT M. WALKER                        September 30, 2003
----------------------------------------------------
            Robert M. Walker, Director